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                                                                 EXHIBIT 10.8


                                OMNIBUS AMENDMENT

                                     to the

                            GRANTOR TRUST AGREEMENTS

                                    under the

                             PAINE WEBBER GROUP INC.
                    SENIOR OFFICER DEFERRED COMPENSATION PLAN

                  This AMENDMENT (this "Amendment"), made as of the 15th day of August, 1996, by and between Paine Webber Group Inc., a Delaware corporation ("PWG"), and The Chase Manhattan Bank (the "Trustee").

                  WHEREAS, PWG and the Trustee are parties to grantor trust agreements (the "Trust Agreements") executed in connection with the obligation of PWG to pay deferred compensation to the individuals listed on Exhibit A attached hereto under the terms of the Paine Webber Group Inc. Senior Officer Deferred Compensation Plan (the "Plan"); and

                  WHEREAS, PWG and the Trustee desire to amend the Trust Agreements in certain respects, as more fully set forth below.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration the parties hereto agree as follows:

                  1. Pursuant to Section 12(a) of the Trust Agreements, the parties agree that Section 2(b) of each Trust Agreement is hereby deleted in its entirety and replaced with the following:

                  "(b) All payments shall be in cash except that the Trustee may, at the direction of an administrator (the "Administrator") appointed for purposes of this Trust by the Compensation Committee of PWG's Board of Directors (the "Committee"),

                           (1) with respect to any property deposited in the
                  Trust prior to August 15, 1996 (including additional property placed in the Trust thereafter as a result of dividend reinvestment or other earnings on such pre-August 15, 1996 property and on such additional amounts), distribute assets held in the Trust other than Shares to the Participant or Beneficiaries; and



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                  (2) with respect to any property in the Trust not subject to
         (1) above, distribute Shares or other assets held in the Trust to the Participant or Beneficiaries;

provided that, in the event of a distribution in kind, the Administrator shall advise the Trustee of the value of the assets distributed and the Trustee may conclusively rely upon such information without further inquiry."

                  2. The effective date of this Amendment shall be August 15, 1996. Except as amended hereby, the terms of the Trust Agreements shall remain in full force and effect.

                  3. PWG hereby certifies to the Trustee that the amendment to the Trust Agreements described herein is not in conflict with the terms of the Plan or the Trust Agreements.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.


                                              PAINE WEBBER GROUP INC.


___________________                           By:_________________________
Notary Public                                     Title:



                                              THE CHASE MANHATTAN BANK


___________________                           By:_________________________
Notary Public                                     Title:





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                                    Exhibit A



                                  Donald Marron
                                  Joseph Grano
                                 Margo Alexander
                                  Regina Dolan
                                 Ronald Schwartz
                                   Steven Baum
                                  Robert Silver
                                   Mark Sutton
                                 Theodore Levine
                                 Brian Barefoot
                                James MacGilvray
                                  Paul Guenther
                                  Robert Pangia
                                 Timothy Cronin
                                 Lee Fensterstock